UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2026

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1990 E. Grand Avenue
El Segundo, CA	90245
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed by Faraday Future Intelligent Electric Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on October 14, 2026, as amended by Amendment No. 1 thereto filed on October 15, 2026 (the “Signing Form 8-K”), on October 12, 2026, the Company entered into a Transaction Agreement (the “Transaction Agreement”) with Smart Technology Holdings Ltd., a Cayman Islands company and subsidiary of the Company (the “Cayman Seller” and, together with the Company, the “Seller Parties”), FF EAI Robotics Ecosystem Inc. (“FFR”), FF EAI Robotics Inc., a California corporation wholly owned by the Cayman Seller (“FF Robotics”), and FFR Acquisition Sub LLC, a Delaware limited liability company and wholly owned subsidiary of FFR (“Merger Sub”), pursuant to which the Company agreed to sell its robotics business (the “Robotics Business”) to FFR.

On October 23, 2026 (the “Closing Date”), the Seller Parties completed the sale of the Robotics Business to FFR pursuant to the Transaction Agreement (the “Closing”). Prior to the Closing, the Seller Parties and FF Robotics completed an internal restructuring pursuant to which the Robotics Business, and all assets, intellectual property, data, contracts, employees and liabilities related thereto, were contributed to FF Robotics and its subsidiaries from various other subsidiaries of the seller Parties. At the Closing, FFR acquired from the Cayman Seller all of the issued and outstanding shares of FF Robotics (the “Equity Exchange”) and, immediately thereafter, FF Robotics merged with and into Merger Sub, with Merger Sub surviving as a wholly owned subsidiary of FFR (the “Merger” and, together with the Equity Exchange and the other transactions contemplated by the Transaction Agreement, the “Transactions”). The parties intend that the Equity Exchange and the Merger, taken together, qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

As, FFR was controlled by the Company prior to the Closing, the Transactions constituted related-party transactions. Yueting Jia, the Chief Executive Officer of the Company, and Jiawei Wang, the Global Executive Chairman of the Company, are parties to the Support Agreement (as defined below) and A&R Lead Investor Agreement (as defined below), and, as a condition to the Closing, entered into employment agreements with FF Robotics. The Transaction Agreement and the Transactions were approved by the Company’s board of directors upon the recommendation of a special committee of independent and disinterested directors of the Company’s board of directors, and by FFR’s board of directors upon the recommendation of the special committee of independent directors of the board of directors of FFR (the “FFR Special Committee”), following receipt by the FFR Special Committee of a fairness opinion from its financial advisor.

Consideration

The aggregate consideration paid by FFR (the “Purchase Price”) was $200,000,000, multiplied by one minus the quotient of (i) the number of shares of FF Robotics common stock issuable upon exercise of outstanding options to purchase shares of FF Robotics common stock (the “FF Robotics Options”) divided by (ii) the aggregate number of shares of FF Robotics common stock outstanding immediately prior to the Closing, calculated on a fully diluted basis. At the Closing, FFR issued to the Cayman Seller 1,315,313 shares of common stock of FFR, par value $0.001 per share (“FFR Common Stock”), and 65,475 shares of a newly designated series of non-voting convertible preferred stock of FFR, par value $0.001 per share (“FFR Preferred Stock” and, together with such FFR Common Stock, the “Purchaser Stock Consideration”). The aggregate number of shares of FFR Common Stock represented by the Purchaser Stock Consideration, which is 66,790,313 shares on an as-converted basis, equals the Purchase Price divided by $2.246. Each share of FFR Preferred Stock is convertible into 1,000 shares of FFR Common Stock and carries no discount, interest, preferential dividend, redemption right or other special economic rights.

At the effective time of the Merger, each outstanding FF Robotics Option was assumed by FFR and converted into an option to purchase FFR Common Stock at an exchange ratio of 0.89, on the same vesting and other terms. FFR has agreed to file a registration statement on Form S-8 covering the shares of FFR Common Stock issuable upon exercise of such assumed options.

No FFR Preferred Stock will be convertible into FFR Common Stock, and no voting rights arising from such conversion may be exercised, unless and until FFR’s stockholders approve the issuance of the Purchaser Stock Consideration and the FFR Common Stock issuable upon conversion of the FFR Preferred Stock, and any related amendment to FFR’s certificate of incorporation, as required by applicable Nasdaq Listing Rules, including Rules 5635(a), (b) and (d) (the “FFR Stockholder Approval”). FFR has agreed to file a proxy statement and to call and hold a special meeting of its stockholders to seek the FFR Stockholder Approval as promptly as practicable following the Closing. FFR has also agreed, upon request made after the first anniversary of the Closing, to file a resale registration statement covering the FFR Common Stock issued as, or issuable upon conversion of, the Purchaser Stock Consideration.

Support Agreement

As previously disclosed in the Signing Form 8-K, concurrently with the execution of the Transaction Agreement, the Company, Yueting Jia and Jiawei Wang entered into a Support Agreement with FFR (the “Support Agreement”), pursuant to which each such stockholder agreed to vote, or act by written consent with respect to, all shares of FFR capital stock beneficially owned by it or him in favor of the proposals constituting the FFR Stockholder Approval and against any competing or inconsistent proposal, and not to transfer such shares, subject to limited exceptions. The Support Agreement terminates upon the earlier of receipt of the FFR Stockholder Approval and the termination of the Transaction Agreement.

Lock-up Agreement

As previously disclosed in the Signing Form 8-K, each of the Seller Parties entered into a lock-up agreement with FFR, effective as of October 23, 2026 (the “Lock-up Agreement”). Under the Lock-up Agreement, each Seller Party has agreed that, without the prior written consent of the FFR Special Committee, it will not, for a period of 18 months following the Closing, offer, sell, pledge, hedge or otherwise dispose of any of the Purchaser Stock Consideration (as defined in Item 2.01 below), including any FFR Common Stock (as defined in Item 2.01 below) issuable upon conversion of the FFR Preferred Stock (as defined in Item 2.01 below), subject to customary exceptions, including bona fide pledges in financing transactions.

Amended and Restated Lead Investor Agreement

As previously disclosed in the Signing Form 8-K, concurrently with the execution of the Transaction Agreement, the Company entered into an Amended and Restated Lead Investor Agreement with FFR, FF Global Partners LLC (“FFGP”), Yueting Jia and Jiawei Wang, effective as of October 23, 2026 (the “A&R Lead Investor Agreement”), which amends and restates the Lead Investor Agreement, dated September 19, 2025, between the Company and FFR. Pursuant to the A&R Lead Investor Agreement, the Company has assigned to FFGP its rights as “Lead Investor,” and each of the Company, Mr. Jia and Mr. Wang has granted FFGP a proxy to vote all of its or his shares of FFR capital stock, such that FFGP holds more than 50% of the voting power for the election of FFR’s directors and FFR qualifies as a “controlled company” under Nasdaq rules.

The A&R Lead Investor Agreement fixes the size of FFR’s board of directors at seven directors and grants FFGP the right to designate four directors, constituting a majority of the board, and the chairperson of the board, until the group members have ceased to beneficially own at least 25% of the shares of FFR Common Stock beneficially owned by the Company as of the signing date for 365 consecutive days, and thereafter a proportional number of directors (but not less than one). The A&R Lead Investor Agreement also provides FFGP with, among other things, committee representation rights, approval rights over the appointment and removal of FFR’s chairperson and chief executive officer, consent rights over certain dilutive or Nasdaq Listing Rule 5635-triggering issuances and other specified actions, participation rights in future financings and a top-up right to maintain the group’s voting percentage.

Intellectual Property Assignment Agreement

In connection with the Closing, the Company, Faraday&Future Inc., a California corporation and indirect wholly owned subsidiary of the Company (“FF Inc.”), and FF AI-Robotics Inc., a Delaware corporation and wholly-owned subsidiary of FF Robotics (“FF AI-Robotics”), entered into an Intellectual Property Assignment Agreement (the “IP Assignment Agreement”) pursuant to which FF Inc. irrevocably assigned to FF AI-Robotics all intellectual property rights used or held for use exclusively in the Robotics Business or the robotics products related thereto.

Common Technology License Agreement

Concurrently with the IP Assignment Agreement, the Company, FF Inc. and FF AI-Robotics entered into a Common Technology License Agreement (the “Common Technology License Agreement”) pursuant to which FF Inc. licensed, on a perpetual, irrevocable, worldwide and royalty-free basis, to FF AI-Robotics certain software, technology, and other works owned by FF Inc. or its affiliates that are used in or developed for use in the robotics products related to the Robotics Business but are not used exclusively in the Robotics Business (the “Common Technology”). FF Inc. will retain ownership of the Common Technology and may continue to use and exploit such Common Technology, subject to the non-competition provisions of the Transaction Agreement.

Post-Closing Obligations

For two years following the Closing, the Seller Parties have agreed not to engage in, or solicit employees or customers in connection with, any business competitive with the Robotics Business, subject to certain exceptions for the Company’s electric vehicle business and related activities that do not involve robotics. From and after the Closing, the Seller Parties have agreed to jointly and severally indemnify FFR and its affiliates for breaches of the Seller Parties’ representations, warranties and covenants and for pre-Closing taxes, subject to the survival periods and caps specified in the Transaction Agreement. At FFR’s election, such indemnification amounts may be satisfied by the surrender of shares of FFR Common Stock or FFR Preferred Stock. FFR has agreed to indemnify the Seller Parties for breaches of FFR’s representations, warranties and covenants, subject to the caps specified in the Transaction Agreement. As disclosed in the Signing Form 8-K, the Company shall continue to provide services to FF Robotics under the Transition Services Agreement, effective as of October 1, 2026, between the Company and FF Robotics (the “Transition Services Agreement”).

The foregoing descriptions of the Transaction Agreement, the form of Lock-up Agreement, the Support Agreement, the A&R Lead Investor Agreement, and the Transition Services Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the documents, copies of which were filed as Exhibits 2.1, 10.1, 10.2, 10.3, and 10.4, respectively, to the Signing Form 8-K, each of which is incorporated herein by reference. The foregoing descriptions of the Intellectual Property Assignment Agreement and Common Technology License Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the documents, copies of which were filed as Exhibits 10.5 and 10.6, respectively, to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 26, 2026, the Company issued a press release announcing the completion of the Transactions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 26, 2026, Jiawei Wang, the Global Executive Chairman of the Company, gave a presentation on behalf of both the Company and FFR to certain investors regarding the Transactions and the Robotics Business. The slide deck in connection with such presentation is furnished hereto as Exhibit 99.3 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment on or prior to the date this Current Report on Form 8-K is required be filed with respect to Item 2.01.

(d) Exhibits.

Exhibit No.	Description
2.1*	Transaction Agreement, dated as of October 12, 2026, by and among Faraday Future Intelligent Electric Inc., Smart Technology Holdings Ltd., FF EAI Robotics Ecosystem Inc., FFR Acquisition Sub LLC and FF EAI Robotics Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 14, 2026)
10.1	Form of Lock-up Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 14, 2026)
10.2	Support Agreement, dated as of October 12, 2026, by and among FF EAI Robotics Ecosystem Inc., Faraday Future Intelligent Electric Inc., Yueting Jia and Jiawei Wang (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 14, 2026)
10.3*	Amended and Restated Lead Investor Agreement, dated as of October 12, 2026, by and among FF EAI Robotics Ecosystem Inc., FF Global Partners LLC, Faraday Future Intelligent Electric Inc., Yueting Jia and Jiawei Wang (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on October 14, 2026)
10.4*	Transition Services Agreement, effective as of October 1, 2026, by and between Faraday Future Intelligent Electric Inc. and FF EAI Robotics Inc. (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on October 14, 2026)
10.5*	Intellectual Property Assignment Agreement, dated as of October 23, 2026, by and among Faraday Future Intelligent Electric Inc., Faraday&Future Inc. and FF AI-Robotics Inc.
10.6*	Common Technology License Agreement, dated as of October 23, 2026, by and among Faraday Future Intelligent Electric Inc., Faraday&Future Inc. and FF AI-Robotics Inc.
99.1	Press Release, dated October 26, 2026
99.2	Investor Presentation Slide Deck
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

By:	/s/ Koti Meka
Name:	Koti Meka
Title:	Chief Financial Officer

Date: October 26, 2026